UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 27, 2009

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 27, 2009, Boston Private Financial Holdings, Inc. (the “Company”) entered into a Change in Control Protection Agreement (the “Agreement”) with George L. Alexakos, Executive Vice President and Chief Risk Officer of the Company. The Agreement was approved by the Company’s Compensation Committee on October 27, 2009 and was entered into according to the Company’s employment guidelines for senior management. The terms of the Agreement are summarized below.

Pursuant to the Agreement, in the event that Mr. Alexakos’ employment with the Company is terminated for any reason other than certain reasons set forth in the Agreement (such reasons include actions typically considered to give rise to a “for cause” dismissal, death, disability or retirement) or is terminated by Mr. Alexakos for “good reason” (as such term is defined in the Agreement) within two years after a “change in control” (as defined below), Mr. Alexakos is entitled to (i) an amount equal to 2.5 times the total of his current salary plus the average bonus for the three most recent taxable years preceding the change in control; (ii) a pro-rata bonus for the year in which he was terminated; (iii) medical and all other benefits under the Company’s benefit plans through 2.5 years following a change in control or until such time as Mr. Alexakos becomes eligible for coverage under another group benefit plan; and (iv) any outstanding unvested stock options and restricted awards granted pursuant to the Company’s incentive plans shall become immediately exercisable or otherwise vested.

The Agreement defines “change in control” to include the acquisition of 50% or more of the combined voting power of the Company’s then outstanding securities; the members of the Company’s Board of Directors (the “Board”) ceasing to constitute at least a majority of the Board; the reorganization, merger, consolidation or sale or other transfer of all or substantially all of the assets of the Company; or approval by the stockholders of a complete liquidation or dissolution of the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2009, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2009. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K is furnished under Item 2.02—“Results of Operations and Financial Condition.” Such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Change in Control Protection Agreement by and between the Company and George L. Alexakos dated October 27, 2009.

99.1	Press Release of the Company dated October 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/S/ DAVID J. KAYE
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: October 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Change in Control Protection Agreement by and between the Company and George L. Alexakos dated October 27, 2009.

99.1	Press Release of the Company dated October 28, 2009.